Exhibit 10.1

SUBSCRIPTION AGREEMENT

for

SMITHTOWN BANCORP, INC.
A NEW YORK CORPORATION

COMMON SHARES, PAR VALUE $0.01 PER SHARE

THE COMMON SHARES (“COMMON SHARES”) REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE OFFERING OF COMMON SHARES HAS NOT BEEN REVIEWED OR APPROVED BY ANY FEDERAL OR STATE REGULATORY AUTHORITIES AND IS NOT REGISTERED UNDER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

A PURCHASER OF THE COMMON SHARES MUST BE PREPARED TO BEAR THE ECONOMIC RISKS OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND ARE RESTRICTED AS TO TRANSFERABILITY.

TABLE OF CONTENTS

		Page

	Article I

	Purchase; Closing

1.1	Purchase	1
1.2	Closing	3

	Article II

	Representations and Warranties

2.1	Disclosure	5
2.2	Representations and Warranties of the Company	5
2.3	Representations and Warranties of the Investor	10

	Article III

	Covenants

3.1	Commercially Reasonable Efforts	13
3.2	Expenses	13
3.3	Publicity	13
3.4	Further Assurances	14

	Article IV

	Additional Agreements of the Investor

4.1	Transfer Restrictions	14
4.2	Legend	15
4.3	Registration Rights	16

	Article V

	Miscellaneous

5.1	Survival	25
5.2	Indemnification Generally	25
5.3	Interpretation	26
5.4	Amendment	26
5.5	Waiver of Conditions	26
5.6	Counterparts and Facsimile	26
5.7	Governing Law; Submission to Jurisdiction, Etc	26
5.8	Notices	27
5.9	Entire Agreement, Etc	27
5.10	Definitions of “Subsidiary” and “Affiliate”	28
5.11	Severability	28
5.12	No Third Party Beneficiaries	28

-i-

LIST OF ANNEXES

Annex A	Form of Opinion of Sullivan & Cromwell LLP

Annex B	Category of Accredited Investor

Annex C	Federal Income Tax Backup Withholding

Annex D	Individual Investor Questionnaire

-ii-

INDEX OF DEFINED TERMS

Term	Location of Definition

Affiliate	5.10(b)
Agreement	Preamble
Applicable Time	4.4(g)(1)
Bankruptcy Exceptions	2.2(d)(1)
BHC Act	2.2(h)(1)
Closing	1.2(a)
Closing Date	1.2(a)
Code	2.3(g)
Common Shares	Recital A
Company	Preamble
Company Indemnitee	4.4(g)(2)
Effectiveness Deadline	4.3(a)(4)
ERISA	2.3(g)
Exchange Act	2.1(b)
FDIC	2.2(a)
Federal Reserve	2.2(i)(2)
Filing Deadline	4.3(a)(4)
GAAP	2.1(a)
Governmental Entities	2.1(a)
Hedging Transaction	4.1(a)
Indemnitee	4.4(g)(3)
Investor	Preamble
Investor Indemnitee	4.4(g)(1)
Investor Material Adverse Effect	2.3(b)(2)
Knowledge	1.3
Material Adverse Effect	2.1(a)
Memorandum	Recital B
Non-ERISA Arrangement	2.3(g)
Offering	Recital B
Payment	1.1(b)
Pending Offering	4.3(k)
Permitted Transferee	4.1(b)(1)
Plan	2.3(g)
Plan Asset Entity	2.3(g)
Previously Disclosed	2.1(b)
Purchase	1.1
Purchased Securities	Recital B
Register	4.4(j)
Registrable Securities	4.4(j)
Registration Expenses	4.4(j)
Representatives	5.2

-iii-

Rights	2.2(b)(1)
Rights Agreement	2.2(b)(1)
SEC	2.1(b)
SEC Reports	2.1(b)
Securities Act	2.2(a)
Selling Expenses	4.4(j)
Shelf Registration Statement	4.3(a)(2)
Significant Subsidiaries	2.2(a)
Significant Subsidiary	2.2(a)
Similar Laws	2.3(g)
Subscription Date	1.1(d)
Subsidiary	5.10(a)
Transaction Documents	Recital B
Transfer	4.1(a)

-iv-

Subscription Agreement, dated September 26, 2008 (together with any attachments, annexes or exhibits hereto, collectively, this “Agreement”), between Smithtown Bancorp, Inc., a corporation organized under the laws of the State of New York (the “Company”), and the Investor listed on the signature page hereof (the “Investor”).

Recitals:

A. The Company. As of the date hereof, the Company has (i) 20,000,000 authorized Common Shares, par value $0.01 per share (the “Common Shares”), of which 9,834,477 shares are outstanding, and (ii) 100,000 authorized Preferred Shares, par value $0.01 per share, of which no shares are outstanding.

B. The Issuance. The Company intends to issue Common Shares in a private placement (the “Offering”), and the Investor intends to purchase from the Company the number of Common Shares indicated on the signature page hereof (collectively, the “Purchased Securities”). For purposes of this Agreement, the term “Transaction Documents” refers collectively to this Agreement and any other documents, agreements and instruments delivered in connection herewith (including prior to the date hereof), in each case, as amended, modified or supplemented from time to time in accordance with their respective terms, including the Private Placement Memorandum, dated September 26, 2008, provided to the Investor (the “Memorandum”).

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

Article I

Purchase; Closing

1.1 Purchase.

(a) Subscription. The Investor hereby irrevocably subscribes to purchase the number of Purchased Securities indicated on the signature page hereof for a period of 30 days from the Subscription Date (as hereinafter defined), in accordance with the terms of this Subscription Agreement (the “Purchase”). To effect such subscription, the Investor shall deliver an executed counterpart of this Agreement, including all Annexes hereto, to the Company or its authorized representative.

(b) Payment. Together with delivery of an executed counterpart of this Agreement, including all Annexes hereto, the Investor shall deliver and pay in full the aggregate purchase price for the Purchased Securities specified on the signature page hereof (the “Payment”) in United States funds, to Wilmington Trust Company, the Company’s escrow agent, in the form of (1) a certified or bank cashier’s check, in immediately available funds, made payable to “Wilmington Trust Company, as Escrow Agent for Smithtown Bancorp, Inc., Account #089834-000, Attention David Young” or (2) an immediately available wire transfer to the following account: Wilmington Trust Company, ABA #031100092, Credit: Smithtown Bancorp, Inc., Escrow Account #089834-000, Attention David Young.

(c) Acceptance. This Agreement shall be effective immediately upon acceptance by the Company of the Investor’s executed counterpart of this Agreement and shall thereupon be binding upon the Company. Such acceptance by the Company shall be evidenced only by counter-execution and delivery of this Agreement by the Company, and the Company shall have no obligation hereunder until the Company shall have executed and delivered to the Investor an executed counterpart of this Agreement. The Investor acknowledges and agrees that the Company, in its sole discretion, reserves the right to accept or reject the Purchase, in whole or in part; provided, however, that if the Company rejects the Purchase by notice to the Investor, such rejection shall serve as a termination of this Agreement, and the Investor shall have no further rights or obligations under this Agreement (but any other Transaction Document that expires by its terms as of a different date shall remain in full force and effect).

(d) Termination.

(1)
This Agreement may not be terminated by the Company unless, before the Closing occurs, the Company determines in good faith that the conditions to the Closing set forth in Section 1.2(d) will not be satisfied within 10 days of the date of the Company’s acceptance of the Investor’s subscription by counter-execution and delivery of this Agreement by the Company. The Company shall deliver notice of such termination to the Investor promptly upon making such determination, and such termination shall have the effect of terminating this Agreement, effective as of the date such notice is received by the Investor in accordance with Section 5.8. Subject to the foregoing, the Company agrees to use its commercially reasonable efforts to consummate the Closing on the Closing Date (as hereinafter defined) or as soon as practicable thereafter.

(2)
This Agreement may not be terminated by the Investor at any time following the Investor’s delivery of an executed counterpart of this Agreement to the Company (even if the Company has not yet accepted or rejected the Purchase); provided, however, that, before the Closing has occurred, the Investor may withdraw its subscription by delivering notice of such withdrawal to the Company after a period of 15 days after the date (the “Subscription Date”) that is the later of (x) the first date the Investor delivers an executed counterpart of this Agreement, including all Annexes hereto, to the Company or its authorized representative and (y) the first date the Investor delivers the Payment in accordance with Section 1.1(b). Such withdrawal shall have the effect of terminating this Agreement, effective as of the date such notice is received by the Company in accordance with Section 5.8.

(3)
Notwithstanding the foregoing, this Agreement may be terminated by either the Company or the Investor upon written notice to the other if the Closing shall not have occurred on or before October 3, 2008.

(4)
In the event of termination of this Agreement as provided in this Section 1.1(d), (A) this Agreement shall forthwith become void, and there shall be no liability on the part of either party hereto, except that nothing herein shall relieve either party from liability for any willful breach of this Agreement, and (B) the Company shall promptly instruct its escrow agent to return any previously delivered Payment to the Investor, without interest.

1.2 Closing.

(a) On the terms and subject to the conditions set forth in this Agreement, the closing of the Purchase (the “Closing”) will take place at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, at 10:00 a.m., New York City time, on September 29, 2008 or as soon as practicable thereafter, or at such other place, time and date as shall be agreed between the Company and the Investor. The time and date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

(b) At the Closing, the Company will deliver to the Investor the Purchased Securities, as evidenced by one or more certificates dated the Closing Date and bearing appropriate legends as hereinafter provided for, registered on the books and records of the Company in such Investor’s name.

(c) The obligation of the Investor to consummate the Closing is also subject to the fulfillment (or waiver by the Investor) at or prior to the Closing of each of the following conditions:

(1)
(A) the representations and warranties of the Company set forth in this Agreement shall be true and correct as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such date), except to the extent that the failure of such representations and warranties to be so true and correct (without giving effect to any qualifiers or exceptions relating to materiality or Material Adverse Effect (as hereinafter defined)), individually or in the aggregate, does not have and would not reasonably be expected to have a Material Adverse Effect and (B) the Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing;

(2)	the Investor shall have received from Sullivan & Cromwell LLP a legal opinion in the form attached hereto as Annex A, addressed to the Investor, dated as of the Closing Date; and

(3)	the Investor shall have received a certificate dated as of the Closing Date signed on behalf of the Company by a senior officer of the Company certifying compliance with Section 1.2(c)(1).

(d) The obligation of the Company to consummate the Closing is also subject to the fulfillment (or waiver by the Company) at or prior to the Closing of each of the following conditions:

(1)
(A) the representations and warranties of the Investor set forth in this Agreement shall be true and correct as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such date), except to the extent that the failure of such representations and warranties to be so true and correct (without giving effect to any qualifiers or exceptions relating to materiality or Material Adverse Effect (as hereinafter defined)), individually or in the aggregate, does not have and would not reasonably be expected to have a Material Adverse Effect and (B) the Investor shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing;

(2)	the Company shall have received from Sullivan & Cromwell LLP a legal opinion substantially in the form attached hereto as Annex A, addressed to the Company, dated as of the Closing Date; and

(3)	the Company shall have received a certificate dated as of the Closing Date signed by the Investor or an authorized representative of the Investor certifying compliance with Section 1.2(d)(1).

Article II

Representations and Warranties

2.1 Disclosure.

(a) “Material Adverse Effect” means a material adverse effect on (1) the business, results of operation or financial condition of the Company and its subsidiaries taken as a whole; provided that Material Adverse Effect shall not be deemed to include the effects of (A) any facts, circumstances, events, changes or occurrences generally affecting businesses and industries in which the Company operates, companies engaged in such businesses or industries or the economy, or the financial or securities markets and credit markets in the United States or elsewhere in the world, including effects on such businesses, industries, economy or markets resulting from any regulatory or political conditions or developments, or any outbreak or escalation of hostilities, declared or undeclared acts of war, terrorism, or work stoppages, (B) changes or proposed changes in generally accepted accounting principles in the United States (“GAAP”) or regulatory accounting requirements applicable to depository institutions and their holding companies generally (or authoritative interpretations thereof), (C) changes or proposed changes in banking and other laws of general applicability or related policies or interpretations of all United States governmental or regulatory authorities (collectively, “Governmental Entities”), or (D) changes in the market price or trading volume of Common Shares (it being understood and agreed that the exception set forth in this clause (D) does not apply to the underlying reason giving rise to or contributing to any such change), or (2) the ability of the Company timely to consummate the Purchase and the other transactions contemplated by the Transaction Documents.

(b) “Previously Disclosed” means (1) information contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, or its other reports and forms filed with the Securities and Exchange Commission (the “SEC”) under Sections 13(a), 14(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) on or after January 1, 2008 (the “SEC Reports”) and prior to the execution and delivery of this Agreement, and (2) information contained in the Memorandum.

(c) Each party acknowledges that it is not relying upon any representation or warranty not set forth in the Transaction Documents. The Investor acknowledges that it has conducted a review and analysis of the business, assets, condition, operations and prospects of the Company and its subsidiaries, together with the representations and warranties of the Company set forth in the Transaction Documents, that the Investor considers sufficient for purposes of the Purchase.

2.2 Representations and Warranties of the Company. Except as Previously Disclosed, the Company represents and warrants to the Investor that as of the date hereof and the Closing Date (or such other date specified herein):

(a) Organization, Authority and Significant Subsidiaries. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with corporate power and authority to own its properties and conduct its business in all material respects as currently conducted, and, except as has not had or would not reasonably be expected to have a Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification; and each Subsidiary (as defined in Section 5.10(a)) of the Company that is a “significant subsidiary” within the meaning of Rule 1-01(w) of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”) (each, a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. The Company’s principal depository institution Subsidiary is duly organized and validly existing as a New York State chartered bank, and its deposit accounts are insured up to applicable limits by the Federal Deposit Insurance Corporation (the “FDIC”).

(b) Capitalization.

(1)	As of the date hereof, the authorized and outstanding capital stock of the Company is as set forth in Recital A.

(2)
All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights.

(3)
All of the outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights, and are owned directly or indirectly by the Company, free and clear of all security interests, liens, encumbrances, equities or claims.

(4)
Except for the Rights (as hereinafter defined) issued pursuant to the Rights Agreement (as hereinafter defined) and awards of restricted Common Shares pursuant to the Company’s equity compensation and/or employee stock purchase plans, there are no options, warrants or other rights, agreements, arrangements or commitments to which the Company is a party or by which the Company is bound relating to the issued or unissued Common Shares of the Company. For purposes of this Agreement, “Rights” means the rights to purchase Common Shares of the Company issued pursuant to the Rights Agreement, and “Rights Agreement” means the Shareholder Protection Rights Agreement, dated as of September 23, 1997 and last amended as of February 6, 2008, by and between the Company and Mellon Investor Services LLC, setting forth the rights of the holders of Rights.

(c) The Purchased Securities. The Purchased Securities will be, as of the Closing Date, duly authorized by all necessary corporate action on the part of the Company and, when issued and delivered as provided in this Agreement, will be duly and validly issued, fully paid and non-assessable, and the issuance thereof will not be subject to any preemptive or similar rights.

(d) Authorization and Enforceability of Transaction Documents.

(1)
The Company has the corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to carry out its obligations hereunder and thereunder (which includes the issuance of the Purchased Securities). The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and its shareholders, and no further approval or authorization is required on the part of the Company or its shareholders. The Transaction Documents to which the Company is a party are or will be valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity (“Bankruptcy Exceptions”).

(2)
The execution, delivery and performance by the Company of the Transaction Documents to which it is a party, the consummation of the transactions contemplated hereby and thereby and compliance by the Company with any of the provisions hereof and thereof, will not violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Significant Subsidiary under any of the terms, conditions or provisions of (A) the certificate of incorporation, by-laws or other organizational document of the Company or any Significant Subsidiary or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Significant Subsidiary is a party or by which it or any Significant Subsidiary may be bound, or to which the Company or any Significant Subsidiary or any of the properties or assets of the Company or any Significant Subsidiary may be subject, or (C) subject to compliance with the statutes and regulations referred to in Section 2.2(d)(3), violate any statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any Significant Subsidiary or any of their respective properties or assets except, in the case of clauses (B) and (C), for those occurrences that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

(3)
Other than in connection or in compliance with the provisions of the Securities Act and the securities or “blue sky” laws of the various states, to the Company’s Knowledge without inquiry, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity is required to be made or obtained by the Company in connection with the Purchase and the other transactions contemplated by the Transaction Documents.

(e) Company Financial Statements. The consolidated financial statements of the Company and its subsidiaries (including the related notes and supporting schedules) contained in the SEC Reports present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated therein and the consolidated results of their operations for the periods specified therein; and except as stated therein, such financial statements were prepared in conformity with GAAP applied on a consistent basis.

(f) No Material Adverse Effect. Since June 30, 2008, no fact, circumstance, event, change, occurrence, condition or development has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

(g) Proceedings. As of the date of this Agreement, there is no litigation or similar proceeding or governmental proceeding pending or, to the Company’s Knowledge, threatened to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that the Company’s management believes, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

(h) Compliance with Laws; Permits.

(1)
The Company is a bank holding company registered under the Bank Holding Company Act of 1956 (the “BHC Act”); the Company and each of its subsidiaries have conducted their businesses in compliance with all applicable federal, state and foreign laws, orders, judgments, decrees, rules, regulations and applicable stock exchange requirements, including all laws and regulations restricting activities of bank holding companies and banking organizations, except for any noncompliance that, individually or in the aggregate, has not had and would not be reasonably expected to have a Material Adverse Effect.

(2)
The Company and each Subsidiary have all permits, licenses, authorizations, orders and approvals of, and have made all filings, applications and registrations with, any Governmental Entities that are required in order to carry on their business as presently conducted, except where the failure to have such permits, licenses, authorizations, orders and approvals or the failure to make such filings, applications and registrations, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect; and all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the Knowledge of the Company without inquiry, no suspension or cancellation of any of them is threatened, and all such filings, applications and registrations are current, except where such absences, suspensions or cancellations, individually or in the aggregate, have not had or would not reasonably be expected to have a Material Adverse Effect.

(i) Reports.

(1)	Since December 31, 2006, the Company has timely filed all documents required to be filed with the SEC pursuant to Sections 13(a), 14(a) and 15(d) of the Exchange Act.

(2)
Since December 31, 2006, the Company and each Subsidiary have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the FDIC, the New York State Banking Department and any other applicable federal or state securities or banking authorities, except where the failure to file any such report, registration or statement, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. As of their respective dates, each of the foregoing reports complied with all applicable rules and regulations promulgated by the Federal Reserve, the FDIC, the New York State Banking Department and any other applicable foreign, federal or state securities or banking authorities, as the case may be, except for any failures that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

(j) Memorandum. The Memorandum does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(k) No General Solicitation or General Advertising. Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Purchased Securities.

(l) No Integration. The Company has not, directly or indirectly, solicited any offer to buy or offer to sell any Common Shares in a manner that would require the registration of the Purchased Securities pursuant to the Securities Act and has no present intention to solicit any offer to buy or offer to sell any Purchased Securities or any other securities of the Company other than pursuant to (1) this form of Subscription Agreement, (2) pursuant to a registered public offering of the Purchased Securities and other Common Shares offered and sold in the Offering as contemplated by this form of Subscription Agreement or (3) pursuant to the Company’s equity compensation and/or employee stock purchase plans.

2.3 Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that as of the date hereof and the Closing Date:

(a) Organization and Authority. The Investor (1) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, with the requisite power and authority to own its properties and conduct its business as currently conducted or (2) is a natural person.

(b) Authorization and Enforceability of Transaction Documents.

(1)
The Investor has the requisite power and authority to execute and deliver the Transaction Documents to which it is a party and to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Investor of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Investor, and no further approval or authorization is required on the part of the Investor. The Transaction Documents to which the Investor is a party are or will be valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as the same may be limited by Bankruptcy Exceptions.

(2)
The execution, delivery and performance by the Investor of the Transaction Documents to which it is a party, the consummation of the transactions contemplated hereby and thereby and compliance by the Investor with any of the provisions hereof and thereof, will not (A) violate, conflict with, or result in a breach of any provision of or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, accelerate the performance required by, result in a right of termination or acceleration of or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of such Investor under any of the terms, conditions or provisions of (i) its organizational documents or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Investor is a party or by which it may be bound, or to which the Investor or any of the properties or assets of the Investor may be subject, or (B) subject to compliance with the statutes and regulations referred to in Section 2.3(b)(3), violate any statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Investor or any of its properties or assets except, in the case of clauses (A)(ii) and (B), for those occurrences that, individually or in the aggregate, have not had and would not reasonably be expected to have an Investor Material Adverse Effect. “Investor Material Adverse Effect” means a material adverse effect on the ability of the Investor timely to consummate the Purchase and the other transactions contemplated by this Agreement.

(3)
Other than in connection or in compliance with the provisions of the Securities Act and the securities or “blue sky” laws of the various states, to the Investor’s Knowledge without inquiry, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity is required to be made or obtained by the Investor in connection with the consummation by the Investor of the Purchase and the other transactions contemplated by the Transaction Documents.

(c) Ownership. Giving effect to the Purchase, as of the Closing Date, the Investor and all of its Affiliates on an aggregate basis will not beneficially own, control or have the power to vote 10% or more of the outstanding Common Shares. The Investor does not have any agreement, arrangement or understanding with any person (other than the Company and any Permitted Transferee (as defined in Section 4.1(b)(1))) to acquire, dispose of or vote any securities of the Company.

(d) No Registration; Purchase for Investment; Accredited Investor; Sophistication. The Investor:

(1)
understands that the Purchased Securities have not been registered under the Securities Act and, therefore, cannot be resold unless they are registered under the Securities Act or (without limitation on the restrictions set forth in Article IV) unless an exemption from registration is available;

(2)	understands that the Purchased Securities have not been registered under any United States state securities laws;

(3)
is acquiring the Purchased Securities pursuant to an exemption from registration under the Securities Act solely for investment and not with a view to any resale or transfer of any of the Purchased Securities to any person;

(4)
confirms that it is aware of the transfer restrictions on the Purchased Securities described in Article IV and in the Memorandum and will not sell or otherwise dispose of any of the Purchased Securities, except in compliance with the registration requirements of the Securities Act and any applicable United States state securities laws or in compliance with all of the requirements of Section 4.1;

(5)	confirms that all information that the Investor has provided to the Company concerning the Investor in this Agreement or otherwise is correct and complete;

(6)	is an Accredited Investor (as that term is defined in Rule 501 under the Securities Act) and has certified to the Company the basis for qualifying as an Accredited Investor on Annex B;

(7)
in the ordinary course of its business, regularly makes investments of this type, and has such knowledge and experience in financial and business matters and in investments of this type that it is capable of (A) evaluating the merits and risks of the Purchase and of making an informed investment decision and (B) bearing the financial risks of an investment in the Purchased Securities for an indefinite period of time;

(8)	has conducted a review of the business and affairs of the Company that it considers sufficient and reasonable for purposes of making the Purchase;

(9)
has been provided the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the Purchase and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information contained in the Memorandum;

(10)	has received the Memorandum, has read the Memorandum carefully, is fully familiar with and understands the contents of the Memorandum;

(11)	has read the SEC Reports carefully, is fully familiar with and understands the contents of the SEC Reports; and

(12)	has not relied on any representation or warranty in connection with the Purchase other than those contained in the Transaction Documents.

(e) Financial Capability. The Investor has or will have available funds to make the Purchase on the terms and conditions contemplated by this Agreement.

(f) No Legal, Tax, Accounting or Business Advice. The Investor understands that neither the Company nor any of its agents has given any legal, tax, accounting or business advice regarding the consequences of the Purchase, and the Investor has consulted the Investor’s own legal, tax, accounting and business advisors with respect to the Purchase.

(g) ERISA. Either (1) the Investor is not a Plan, a Plan Asset Entity or a Non-ERISA Arrangement and is not purchasing the Purchased Securities on behalf of or with the assets of any Plan, a Plan Asset Entity or Non-ERISA Arrangement, or (2) the purchase and holding of the Purchased Securities will not constitute a non-exempt prohibited transaction or a similar violation under any applicable Similar Laws. The term “Plan” means a pension, profit-sharing or other employee benefit plan subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), an individual retirement account, a Keogh plan or any other plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”); “Plan Asset Entity” means an entity whose underlying assets include “plan assets” by reason of any Plan’s investment in the entity; “Non-ERISA Arrangement” means an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA); and “Similar Laws” means applicable federal, state, local, non-U.S or other laws that impose requirements similar to those of Section 406 of ERISA or Section 4975 of the Code.

(h) No General Solicitation or General Advertising. Neither the Investor, any of its Affiliates (as defined in Section 5.10(b)) nor any person acting on its or their behalf, has made or will make offers or sales of the Purchased Securities by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act).

Article III

Covenants

3.1 Commercially Reasonable Efforts. Subject to the terms and conditions of this Agreement, each of the parties will use its commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the Purchase as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall cooperate fully with the other party to that end, including cooperating in seeking to obtain any consent, authorization or approval that might be required from Governmental Entities.

3.2 Expenses. Except to the extent otherwise provided in any Transaction Document executed by the Company and the Investor, each of the parties hereto will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under the Transaction Documents, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.

3.3 Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by the Investor without the prior consent of the Company. The Company shall use commercially reasonable efforts to file with the SEC, as promptly as practicable after counter-execution and delivery of this Agreement by the Company, but no later than the time required by SEC Form 8-K, (a) the material terms of this Agreement and the Offering and (b) all information previously provided to the Investor in connection with its evaluation of the Offering, if any, that constitutes material non-public information with respect to the Company within the meaning of United States federal securities laws.

3.4 Further Assurances. Within three days of receipt of a written request from the Company, the Investor agrees to provide such information relevant to the Purchase and to execute and deliver such documents as the Company determines in good faith to be necessary or advisable to comply with any and all laws, regulations and ordinances to which the Company is subject.

Article IV

Additional Agreements of the Investor

4.1 Transfer Restrictions.

(a) Restrictions on Transfer. The Investor shall not, directly or indirectly, transfer, sell, assign, pledge, convey, hypothecate or otherwise encumber or dispose of, or engage in a Hedging Transaction (as hereinafter defined) with respect to (collectively, “Transfer”), any of the Purchased Securities. For purposes of this Agreement, “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Purchased Securities.

(b) Permitted Transfers. Notwithstanding Section 4.1(a), the Investor and Permitted Transferees (as hereinafter defined) shall be permitted to Transfer any Purchased Securities:

(1)
in the case of an Investor that is an institution, at any time to any direct or indirect wholly owned Subsidiary of the Investor or any mutual fund that is managed by the Investor (each, a “Permitted Transferee”), but only if the transferee agrees in writing for the benefit of the Company to be bound by the terms of this Agreement; provided that such Permitted Transferee shall be permitted to own such Purchased Securities only so long as such Permitted Transferee shall remain a direct or indirect wholly owned Subsidiary of the Investor or a mutual fund managed by the Investor; and provided, further, that no such Transfer shall relieve such Investor of its obligations under this Agreement;

(2)
at any time a Shelf Registration Statement (as defined in Section 4.3(a)(2)) shall be effective and in compliance with the Securities Act and usable for resale of the Purchased Securities, including entering into a Hedging Transaction in accordance with applicable law, as permitted by and subject to the limitations set forth in Section 4.3; and

(3)
at times or under circumstances not contemplated by clause (1) or (2) of this Section 4.1(b) in compliance with Rule 144A or Rule 144 under the Securities Act; provided that, if the Investor is an Affiliate of the Company or has been an Affiliate of the Company during the three months preceding the date of such Transfer, any such Transfer shall be subject to approval by the Company in its sole discretion, which approval may be conditioned on the receipt by the Company or its agents or representatives of such information, documentation, opinions or assurances or other agreements as the Company may determine in its sole discretion to be necessary or advisable.

4.2 Legend. The Investor agrees that all certificates or other instruments representing Purchased Securities will bear a legend substantially to the following effect:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AS PERMITTED BY, AND IN ACCORDANCE WITH, A SUBSCRIPTION AGREEMENT, DATED SEPTEMBER 26, 2008, BETWEEN THE ISSUER OF THESE SECURITIES AND THE INVESTOR REFERRED TO THEREIN, IN A TRANSACTION COMPLYING WITH RULE 144A OR RULE 144 UNDER SUCH ACT AND AN EXEMPTION UNDER SUCH LAWS. THIS INSTRUMENT IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF THE SUBSCRIPTION AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE ISSUER. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT WILL BE VOID.”

4.3 Registration Rights.

(a)	Registration.

(1)
Subject to the terms and conditions of this Agreement, the Company covenants and agrees to use commercially reasonable efforts to (A) prepare and file with the SEC a Shelf Registration Statement (as hereinafter defined) covering all Registrable Securities no later than October 7, 2008, (B) cause such Shelf Registration Statement to become effective no later than December 7, 2008, and (C) keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities (including by filing post-effective amendments to such Shelf Registration Statement (or a new Shelf Registration Statement if the initial Shelf Registration Statement expires)) for a period from the date of its initial effectiveness until the earlier of (x) the second anniversary of the Closing Date and (y) such time as there are no Registrable Securities remaining.

(2)
Any registration pursuant to this Section 4.3(a) shall be effected by means of a shelf registration under the Securities Act (a “Shelf Registration Statement”), and any such registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) shall be effected in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act.

(3)
The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) pursuant to this Section 4.3(a): (A) with respect to securities that are not Registrable Securities; or (B) if the Company has notified the Investor that in the good faith judgment of the Chief Executive Officer of the Company, it would be materially detrimental to the Company or its securityholders for such registration to be effected at such time until the Chief Executive Officer of the Company shall have withdrawn such determination; provided that the Company may not exercise its right pursuant to this clause (B) for a continuous period of more than 45 days or for more than 90 days in any calendar year.

(4)
If (A) the Shelf Registration Statement is not filed by the Company with the SEC on or prior to October 7, 2008 (the “Filing Deadline”), or (B) the Shelf Registration Statement has not become effective on or prior to the date that is 90 days after the filing of such Shelf Registration Statement with the SEC (the “Effectiveness Deadline”), then for each day following the Filing Deadline or the Effective Deadline, as applicable, until but excluding the date the Shelf Registration Statement is filed or becomes effective, respectively, the Company shall, for each such day, pay the Investor, as liquidated damages and not as a penalty, an amount equal to 0.05% of the aggregate purchase price paid by the Investor for the Registrable Securities pursuant to this Agreement. Any such payment shall be made in cash no later than five business days following the first day of the calendar month after the day with respect to which such payment is due. Notwithstanding the foregoing, in no event shall the Company be obligated to pay any liquidated damages to the Investor pursuant to this paragraph (A) in respect of the same Registrable Securities for the same period of time or (B) in an aggregate amount that exceeds 6.0% of the aggregate purchase price paid by the Investor for the Registrable Securities pursuant to this Agreement.

(b) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance under this Section 4.3 shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Investor and any Permitted Transferees pro rata on the basis of the aggregate offering or sale price of the securities so registered.

(c) Obligations of the Company. Whenever required to effect the registration of any Registrable Securities or facilitate the resale of Registrable Securities from an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable, use commercially reasonable efforts to:

(1)
(A) Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective Shelf Registration Statement and (B) subject to this Section 4.3(c), keep such Shelf Registration Statement effective or such prospectus supplement current for the period reasonably required to complete the distribution of such Registrable Securities.

(2)
Prepare and file with the SEC such amendments and supplements to the applicable Shelf Registration Statement and the prospectus or prospectus supplement used in connection with such Shelf Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all of such Registrable Securities.

(3)
Furnish to the Investor or a Permitted Transferee and any underwriters such number of copies of the applicable Shelf Registration Statement and each such amendment or supplement thereto (including in each case all exhibits) and of a prospectus, including any preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities to be resold by them.

(4)
Register and qualify the securities covered by such Shelf Registration Statement under such other securities or Blue Sky laws of such jurisdictions in the United States as shall be reasonably requested by the Investor, a Permitted Transferee or any managing underwriter, to keep such registration or qualification in effect for so long as such Shelf Registration Statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by the Investor; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(5)
Notify the Investor at any time when a prospectus relating to any Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(6)	Give prompt written notice to the Investor:

(A)
when any Shelf Registration Statement filed pursuant to Section 4.3(a) or any amendment thereto has been filed with the SEC and when such Shelf Registration Statement or any post-effective amendment thereto has become effective;

(B)	of any request by the SEC for amendments or supplements to any Shelf Registration Statement or the prospectus included therein or for additional information;

(C)	of the issuance by the SEC of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of any proceedings for that purpose;

(D)
of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(E)
of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to such registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); or

(F)	if at any time the representations and warranties of the Company contained in any underwriting agreement relating to Registrable Securities cease to be true and correct.

(7)
Use its commercially reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement referred to in Section 4.3(c)(6)(C) at the earliest practicable time.

(8)
Except under the circumstances described in clause (A), (B) or (C) of Section 4.3(a)(3), upon the occurrence of any event contemplated by Section 4.3(c)(5) or 4.3(c)(6)(E), prepare and furnish to the Investor, as soon as reasonably practicable, a reasonable number of copies of a prospectus supplemented or amended so that such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the SEC thereunder and shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(9)	Procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities.

(10)	Cause all such Registrable Securities to be listed on each securities exchange, if any, on which Common Shares of the Company are then listed.

(11)
If requested by the Investor, a Permitted Transferee or the managing underwriter, if any, of an underwritten distribution of the Registrable Securities, include in a prospectus supplement or amendment such information as the Investor or managing underwriter, if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

(12)
Timely provide to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act (which the Company may do by complying with Rule 158 under the Securities Act).

(d) Suspension of Sales. Upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make use of such registration statement, prospectus or prospectus supplement inadvisable, the Investor and any Permitted Transferee shall discontinue disposition of Registrable Securities until the Investor has received copies of a supplemented or amended prospectus or prospectus supplement, or until the Investor is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, the Investor and any Permitted Transferee shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Investor’s or such Permitted Transferee’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

(e) The Investor’s registration rights as to any securities held by the Investor (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

(f) Furnishing Information.

(1)
Neither the Investor nor any Permitted Transferees shall use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the sale of Registrable Securities without the prior written consent of the Company.

(2)
It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 4.3 (including the payment of liquidated damages pursuant to Section 4.3(a)(4)) that the Investor, any Permitted Transferees and their underwriters, if any, shall furnish to the Company a reasonable time before the Company’s proposed filing date for the Shelf Registration Statement such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

(g) Indemnification Related to Registration.

(1)
If the Investor or any Permitted Transferee has any Registrable Securities included in a Shelf Registration Statement, the Company shall indemnify the Investor, any such Permitted Transferee, each person who participates as a sales or placement agent or as an underwriter and each person, if any, that controls the Investor or such Permitted Transferee, sales or placement agent or underwriter within the meaning of the Securities Act (each, an “Investor Indemnitee”), against any losses, claims, damages or liabilities, joint or several, to which such Investor Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Investor Indemnitee, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse such Investor Indemnitee for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Company by such Investor Indemnitee expressly for use therein; and provided, further, that the foregoing indemnity agreement contained in this Section 4.3(g)(1) with respect to such Shelf Registration Statement or any preliminary, final or summary prospectus contained therein or furnished by the Company, or any amendment or supplement thereto, shall not inure to the benefit of any Investor Indemnitee from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Securities, where (A) prior to the written confirmation of the sale of Registrable Securities to such person (the “Applicable Time”), the Company shall have notified such Investor Indemnitee that such Shelf Registration Statement or prospectus contains an untrue statement of a material fact or omits to state therein a material fact necessary in order to make the statements therein not misleading, (B) such untrue statement or omission of a material fact was corrected in a further amendment or supplement to such Shelf Registration Statement or prospectus and such Shelf Registration Statement or prospectus was provided to such Investor Indemnitee prior to the Applicable Time, (C) such corrected Shelf Registration Statement or prospectus (excluding any document incorporated by reference therein) was not conveyed to such person at or prior to the contract for sale of the Registrable Securities to such person and (D) such loss, claim, damage or liability would not have occurred had such corrected Shelf Registration Statement or prospectus, or any amendment or supplement thereto (excluding any document incorporated by reference therein) been conveyed to such person as provided for in clause (C) above.

(2)
The Investor and each Permitted Transferee agree to, and the Company may require, as a condition to including any Registrable Securities in any Shelf Registration Statement filed pursuant to Section 4.3(a) or to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from each underwriter named in any such underwriting agreement, severally and not jointly, to (A) indemnify and hold harmless the Company, each of its directors, each of its officers who have signed any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act and all other holders of Registrable Securities (each, a “Company Indemnitee”), against any and all losses, claims, damages or liabilities to which any Company Indemnitee may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to the Investor or such Permitted Transferee or its agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Investor, such Permitted Transferee or such agent or underwriter expressly for use therein, and (B) reimburse such Company Indemnitee for any legal or other expenses reasonably incurred by such Company Indemnitee in connection with investigating or defending any such loss, claim, damage, liability or action.

(3)
If the indemnification provided for in Section 4.3(g)(1) or 4.3(g)(2) is unavailable to an Investor Indemnitee or Company Indemnitee (each, an “Indemnitee”) with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold such Indemnitee harmless as contemplated therein, then each indemnifying party shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the Indemnitee in connection with the statements or omissions that resulted in such losses, claims, damages, actions, liabilities, costs or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such Indemnitee, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 4.3(g)(3) were determined by pro rata allocation (even if the indemnifying party or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 4.3(g)(3). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, actions, liabilities, costs or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.3(g)(3), neither the Investor or any Permitted Transferee nor the Company shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by it from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten and distributed by it exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor’s, any Permitted Transferee’s, the Company’s and any underwriters’ obligations in this Section 4.3(g)(3) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by or on behalf of them and not joint.

(h) [Intentionally Omitted].

(i) Rule 144 Reporting. With a view to making available to the Investor or a Permitted Transferee the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:

(1)	remain in compliance with the reporting obligations under the Exchange Act; and

(2)
so long as the Investor or such Permitted Transferee owns any Registrable Securities, furnish to the Investor or such Permitted Transferee promptly upon request a written statement by the Company as to its compliance with the reporting requirements under Exchange Act.

(j) As used in this Section 4.3, the following terms shall have the following respective meanings:

“Register,” “registered” and “registration” shall refer to a registration effected by preparing and (1) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement, or (2) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3.

“Registrable Securities” means the Purchased Securities (and any Common Shares issued or issuable to the Investor with respect to such Purchased Securities by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger or other reorganization); provided that the Investor is not an Affiliate of the Company and has not been an Affiliate for a period of at least three months; and provided, further, that, once issued, such Purchased Securities will not be Registrable Securities when (1) they are sold pursuant to an effective registration statement under the Securities Act, (2) they may be sold pursuant to Rule 144 under the Securities Act, (3) they shall have ceased to be outstanding or (4) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at any one time.

“Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 4.3, including all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred in connection with any “road show” and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

“Selling Expenses” means all discounts, selling commissions, stock transfer taxes and fees and disbursements of counsel for the Investor and any Permitted Transferee applicable to the sale of Registrable Securities.

(k) At any time, the Investor may elect to forfeit its rights set forth in this Section 4.3 from that date forward; provided that the Investor forfeiting such rights shall nonetheless (1) be obligated under Section 4.3(h)(1) with respect to any Pending Offering (as hereinafter defined) to the same extent that the Investor would have been obligated if the Investor had not withdrawn; and provided, further, that no such forfeiture shall terminate the Investor’s rights or obligations under Section 4.3(f) with respect to any prior registration or Pending Offering. “Pending Offering” means, with respect to the Investor forfeiting its rights pursuant to this Section 4.3(k), (x) any registered sale described in Section 4.3(h)(1) that has an effective date prior to the date of the Investor’s forfeiture, and (y) any other underwritten offering of Registrable Securities (including an underwritten offering pursuant to a Shelf Registration Statement) in which the Investor has advised the Company of its intent to register its Registrable Securities pursuant to Section 4.3(a)(2) prior to the date of the Investor’s forfeiture.

Article V

Miscellaneous

5.1 Survival. The representations and warranties of the Company contained in this Agreement shall survive until the date two years after the Closing Date, at which time such representations and warranties shall expire; provided that the representations and warranties made in Sections 2.2(a), (b), (c) and (d) shall survive until the expiration of the applicable statute of limitations. The representations and warranties of the Investor contained in this Agreement shall survive until the date two years after the Closing Date, at which time such representations and warranties shall expire; provided that the representations and warranties made in Sections 2.3(a) and (b) shall survive the Closing until the expiration of the applicable statute of limitations.

5.2 Indemnification Generally. The Investor agrees (a) to indemnify and hold harmless the Company and its affiliates, directors, controlling persons, agents, attorneys, accountants and employees (collectively, “Representatives”), from and against all losses, claims, damages, liabilities or actions that the Company and/or its Representatives may incur by reason of (1) the Investor’s failure to fulfill any of the terms or conditions of this Agreement, (2) any breach of the representations and warranties made by the Investor herein or in any document provided by the Investor to the Company and/or its Representatives relating in any way to the Investor and/or the Purchase and/or (3) any disposition of the Purchased Securities contrary to the restrictions set forth in Article IV and (b) to reimburse the Company and its Representatives for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action.

5.3 Interpretation. When a reference is made in this Agreement to “Recitals,” “Articles,” “Sections” or “Annexes,” such reference shall be to a Recital, Article or Section of, or Annex to, this Agreement unless otherwise indicated. The terms defined in the singular have a comparable meaning when used in the plural, and vice versa. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “contained in” shall be deemed to mean “set forth in or incorporated by reference into,” and the words “contain” and “contains” shall have corresponding meanings. No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. All references to “$” or “dollars” mean the lawful currency of the United States of America. Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation including any successor to the section. All references to the “Knowledge” of the Company mean the actual knowledge of the Chief Executive Officer or Chief Financial Officer of the Company; all references to the “Knowledge” of the Investor mean the actual knowledge of the “executive officers” (as defined in Rule 3b-7 under the Exchange Act) of the Investor (or, if the Investor is a natural person, the Investor himself or herself). For the avoidance of doubt, at any time when this Agreement requires a calculation of the number or percentage of shares of Common Shares owned or controlled by a person, the number of shares of Common Shares underlying any convertible or exchangeable securities beneficially owned or controlled by such person are to be included as if such securities were fully converted in the hands of such person as of that time.

5.4 Amendment. No amendment of any provision of this Agreement will be effective unless made in writing and signed by an officer of a duly authorized representative of each party.

5.5 Waiver of Conditions. The conditions to the Company’s obligation to consummate the Purchase are for the sole benefit of the Company and may be waived by the Company in whole or in part to the extent permitted by applicable law. No waiver will be effective unless it is in a writing signed by a duly authorized officer of the Company that makes express reference to the provision or provisions subject to such waiver.

5.6 Counterparts and Facsimile. This Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile, and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

5.7 Governing Law; Submission to Jurisdiction, Etc. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. In connection with any dispute, controversy or claim arising out of or relating to the Transaction Documents, or the validity, interpretation, breach or termination of any such Transaction Documents, including claims seeking redress or asserting rights under any law, each of the parties hereto agrees (a) to submit to the personal jurisdiction of the State or Federal courts in the Borough of Manhattan, The City of New York, (b) that exclusive jurisdiction and venue shall lie in the State or Federal courts in the State of New York and (c) that notice may be served upon such party at the address and in the manner set forth for such party in Section 5.8.

5.8 Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested). All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

(A)	If to the Investor, to the person and the address indicated on the signature page to this Agreement.

(B)	If to the Company:

Smithtown Bancorp, Inc.
100 Motor Parkway, Suite 160
Hauppauge, New York 11788
Attention:     Chief Financial Officer
Facsimile: 631-360-9399

with a copy to:

Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004
Attention:     Mark J. Menting
                     Ann B. Fisher
Facsimile: 212-558-3588

5.9 Entire Agreement, Etc. (a) This Agreement, the other Transaction Documents executed and delivered on the date hereof and the confidentiality letter agreement, as amended, and entered into between the Company and the Investor, constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof, and (b) this Agreement will not be assignable by any party without the prior written consent of the other party (any attempted assignment in contravention hereof being null and void ab initio). The Investor agrees to treat all confidential information provided by the Company in connection with the transactions contemplated by the Transaction Documents as Proprietary Information under the confidentiality provisions of the aforementioned confidentiality letter agreement.

5.10 Definitions of “Subsidiary” and “Affiliate”.

(a) When a reference is made in this Agreement to a Subsidiary of a person, the term “Subsidiary” means those corporations, banks, savings banks, associations and other entities of which such person owns or controls more than 50% of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which more than 50% of the outstanding equity securities is owned directly or indirectly by its parent.

(b) The term “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

5.11 Severability. If any provision of this Agreement or a Transaction Document, or the application thereof to any person or circumstance, is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

5.12 No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor, any benefits, rights, or remedies.

[The next page is the signature page.]

In Witness Whereof, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

SMITHTOWN BANCORP, INC.

By:
Name:
Title:

INVESTOR:
Address:

By:
Name:
Title:

Common Shares Subscribed For:

Aggregate Purchase Price Delivered Herewith: